COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE L – COMMITMENTS AND CONTINGENCIES

We are party to various legal proceedings arising in the ordinary course of business. We are not currently a party to any legal proceedings that management believes could have a material adverse effect on our financial statements.

In October 2022, the president of the Company entered into an agreement, as amended in November 2022, to exchange 1,000 shares of the Company’s Series C Preferred Stock owned by him for 3,000,000 shares of the Company’s common stock. The exchange will close on the earlier of the effective date of the initial public offering of the Company’s common stock on the NASDAQ Capital Markets or October 6, 2025.

See NOTE C – REVENUE AND ACCOUNTS RECEIVABLE in regards to commitments related to contracts with customers. See NOTE G - LEASES in regards to commitments related to leases.